UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 24, 2026
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5775 N. Sam Houston Parkway W., Suite 400 Houston, TX, 77086
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 24, 2026, the Compensation Committee of the Board of Directors (the “Board”) of Flotek Industries, Inc. (the “Company”) approved grants of equity awards to each of Dr. Ryan Ezell and J. Bond Clement, the Company’s Chief Executive Officer and Chief Financial Officer, respectively. Such equity award grants are comprised of restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”), with Dr. Ezell being granted 36,595 RSUs and 36,595 PRSUs and Mr. Clement being granted 16,635 RSUs and 16,635 PRSUs.

The RSUs will vest in three equal annual installments starting on the first anniversary of the date of grant. Up to half of the PRSUs will vest if, and to the extent, the Company’s earnings before interest, taxes, depreciation, and amortization, and certain other adjustments meets or exceeds certain thresholds during the performance period of January 1, 2026 to December 31, 2027, subject to continued employment through December 31, 2028. Up to half of the PRSUs will vest, if, and to the extent, the Company’s total shareholder return relative to the Russell 2000 Index – Oil Equipment and Services, measured over a performance period from January 1, 2026 through December 31, 2028, meets or exceeds certain thresholds.

The RSU grants were made pursuant to the Company’s Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement, which is filed as Exhibit 10.1 hereto. The PRSU grants were made pursuant to the Company’s Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement, which is filed as Exhibit 10.2 hereto. The grants of RSUs and PRSUs were collectively made pursuant to the Company’s 2018 Long-Term Incentive Plan, as amended (the “2018 LTIP”), which is filed as Exhibit 10.3 hereto. The above description of the equity award grants is a summary only and is qualified in its entirety by reference to the relevant documents attached hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number		Description

10.1
Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (Time-based vesting) (incorporated by reference to Exhibit 10.1 to the Company's Form 8-K filed on November 21, 2025).

10.2	*	Form of Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (Performance-based vesting).

10.3		Flotek Industries, Inc. 2018 Long-Term Incentive Plan, as amended (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the SEC on July 10, 2025).

104		Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K in order for them to remain confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.
Date: February 25, 2026	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer